                                  SCHEDULE 14C
                                 (Rule 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934
Check the appropriate box:


[x]          Preliminary information statement          [ ]       Confidential, for use of the
                                                                  Commission only (as permitted by
                                                                  Rule 14c-5(d)(2))


[ ]          Definitive information statement


                          UC TELEVISION NETWORK CORP.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

 [x]   No fee required.
 [ ]   Fee computed on table below per Exchange Act Rules 14-c5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (6)  Amount Previously Paid:

     (7)  Form, Schedule or Registration Statement No.:

     (8)  Filing Party:   UC Television Network Corp.

     (9)  Date Filed:   October 8, 1997

                          UC TELEVISION NETWORK CORP.

                                909 Third Avenue
                                  Ninth Floor
                            New York, New York 10022

                                October 20, 1997

                       PRELIMINARY INFORMATION STATEMENT

     This Information Statement is being mailed to the stockholders of UC Television Network Corp. (the "Company") commencing on or about October 20, 1997, in connection with the previous approval of the corporate actions referred to below by the majority stockholder of the Company. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of these corporate actions before they take effect. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on October 6, 1997. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 ACTIONS TAKEN

     On October 6, 1997, U-C Holdings, L.L.C., a Delaware limited liability company (the "Majority Stockholder"), as the holder of 29,090,909 shares of common stock, par value $.001 per share of the Company (the "Common Stock"), representing approximately 72.6% of the total shares of common stock entitled to vote on the matters described herein, consented in writing without a meeting to the matters described herein. As a result, the corporate actions were approved by a majority of the shares of common stock as required by law and no further votes will be needed. As of October 6, 1997, the Company had 40,075,766 shares of Common Stock outstanding. (Unless expressly stated otherwise, numbers of shares referred to in this Information Statement do not account for the contemplated reverse stock split hereinafter described). The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

     The Majority Stockholder has approved the following corporate actions:

1. The adoption of an Amended and Restated Certificate of Incorporation for the Company, which includes (a) an amendment to change the Company's name to College Television Network, Inc., (b) an amendment to effect a reverse stock split and a related change in par value of the Company's common stock, and
    (c) an amendment to require stockholder approval for the Bylaws of the Company to be altered, amended or repealed or new bylaws adopted; and

2. The adoption of Amended and Restated Bylaws for the Company, which include certain amendments to the Company's existing Bylaws, as herein described.

                   AMENDMENTS TO CERTIFICATE OF INCORPORATION

     The Board of Directors of the Company at a meeting duly held, and the Majority Stockholder by written consent in lieu of a meeting, have adopted and approved the Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit A which incorporates amendments (the "Charter
                   ---------
Amendments") to (i) change the Company's name to "College Television Network, Inc.," (ii) effect a one-for-five reverse stock split of the Company's currently issued and outstanding Common Stock (the "Reverse Stock Split"), (iii) change the par value of the Common Stock from $.001 per share to $.005 per share, and
(iv) require stockholder approval for the Company's Bylaws to be altered, amended or repealed or new Bylaws to be adopted. The Charter Amendments will become effective upon the filing of the Restated Certificate of Incorporation with the Delaware Secretary of State, which will in no event be earlier than 20 days after mailing this Information Statement to shareholders (the "Effective Date"). It is anticipated that the filing will take place on or about November 10, 1997.


CHANGE OF CORPORATE NAME

     The Board of Directors of the Company believes that it is in the best interest of the Company and its shareholders to change its corporate name to "College Television Network, Inc." as a part of the Company's marketing efforts to increase its visibility and name recognition.


REVERSE STOCK SPLIT AND CHANGE OF PAR VALUE

     The Board of Directors of the Company believes it is in the best interest of the Company and its shareholders to effect the Reverse Stock Split. Adoption of the Reverse Stock Split will reduce the presently issued and outstanding shares of Common Stock from approximately 40,075,766 to approximately 8,015,153. As a result of the Reverse Stock Split, the stockholders of the Company will own, following effectiveness of the Charter Amendments, one-fifth of the number of shares of Common Stock currently owned by them, but will not experience a decrease in their respective percentages of stock ownership in the Company.

     The Reverse Stock Split will allow the Company to continue to meet the requirements for listing on the Nasdaq SmallCap Market ("Nasdaq SmallCap"). The rules for continued listing on Nasdaq SmallCap were amended effective August 26, 1997 to require a minimum bid price of $1.00 per share of common stock of the issuer. Companies failing to satisfy the new requirements for continued listing are allowed six months to meet the new requirements. The average bid price of the Company's Common Stock has recently been less than $1.00 per share. Accordingly, it is believed that effecting a one-for-five reverse stock split will allow the bid price of the Common Stock to be approximately five times the recent average, and thereby more than satisfy the $1.00 per share minimum bid price of Nasdaq SmallCap.

     No fractional shares will be issued. Each beneficial holder of Common Stock of record on the Effective Date who would be entitled to a fractional interest resulting from the Reverse Stock Split will receive cash in the amount of the fair value of such fractional interest promptly following the Effective Date. The fair value of fractional interests will be determined by the average closing price per share of Common Stock on Nasdaq SmallCap for the 30-day period immediately preceding the Effective Date, multiplied by five to account for the Reverse Stock Split.

     In connection with the Reverse Stock Split, the Board of Directors has approved the change of the par value of the Common Stock from $.001 per share to $.005 per share. The change in par value was determined by the Board of Directors to be in the best interest of the Company in order that the stated capital of the Company on its balance sheet and for Delaware corporate law purposes will not be materially affected by the consolidation of the outstanding shares of Common Stock resulting from the Reverse Stock Split. Except for changes resulting from the Reverse Stock Split and the change in par value, the rights and privileges of holders of shares of Common Stock will remain the same, both before and after the Reverse Stock Split.


FEDERAL INCOME TAX CONSEQUENCES OF REVERSE STOCK SPLIT

     The following information is based on discussions with counsel. No opinion of counsel has been obtained. Stockholders are advised to consult with their own tax advisors for more detailed information relating to their individual federal state and local tax circumstances.

1.   The proposed Reverse Stock Split will be a reorganization described in section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

2. The Company will recognize no gain or loss as a result of the proposed Reverse Stock Split.

3. Except to the extent stockholders receive cash in lieu of fractional shares, stockholders will recognize no gain or loss to the extent that currently outstanding shares of Common Stock are exchanged for new shares of Common Stock pursuant to the proposed Reverse Stock Split.

4. The aggregate tax basis of the new Common Stock received in exchange for Common Stock pursuant to the proposed Reverse Stock Split will be the same as the stockholders' aggregate basis in the stock exchanged. Therefore, the new shares of Common Stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by that stockholder immediately prior to the proposed Reverse Stock Split.

5. Each Stockholder will recognize a gain or loss to the extent that the stockholder receives cash in lieu of a fractional share resulting from the Reverse Stock Split equal to the difference between the cash received and the basis of the fraction of Common Stock to which that stockholder would otherwise be entitled following the Reverse Stock Split.


ALTERATION OF BYLAWS

     The Board of Directors of the Company believes that it is in the best interest of the Company to amend the Company's Certificate of Incorporation to provide that Company's Bylaws may be altered, amended or repealed, and new bylaws adopted, only by the stockholders holding a majority of the outstanding Common Stock. The Company's Certificate of Incorporation currently provides that the Bylaws may be altered, amended or repealed, and new bylaws adopted, by the Board of Directors or by the stockholders holding a majority of the outstanding Common Stock. Upon effectiveness of the Charter Amendments, the Board of Directors of the Company will no longer have the power to alter, amend or repeal the Company's existing Bylaws or adopt new Bylaws.

                              AMENDMENTS TO BYLAWS

     The Amended and Restated Bylaws attached hereto as Exhibit B incorporate
                                                        ---------
amendments to the Company's existing Bylaws (collectively, the "Bylaw Amendments") to (i) add sections 10, 11 and 12 to Article III relating to business to be transacted at the annual stockholders' meeting, the determination of a record date for notice of a stockholders' meeting and certain other corporate actions, (ii) add a new Article XII to provide for a Chief Operating Officer, (iii) expand the provisions for indemnification set forth in Article XX, (iv) provide in Article IV, Section 3 that the Board of Directors shall consist of no more than 11 directors; (v) provide in Article IV, Section 4 that any vacancy in the office of any director, by reason of death, resignation, disqualification, removal or otherwise, may only be filled by a candidate nominated by the Company's Nominating Committee, and provided further that if the Board of Directors of the Company receives written notice from the stockholders holding a majority of the outstanding common stock of the Company as to who they request as a new appointee, the stockholders shall fill such vacancy; (vi) clarify in Article IV, Section 6 that a director may be removed from office only by the stockholders holding a majority of the outstanding common stock of the Corporation; (vii) provide in Article V, Section 1 that the Board of Directors, by resolutions adopted by a majority of the whole Board, shall designate a Nominating Committee to consist of the Chairman of the Board and each of the "Investor Directors" (no more than two directors shall be designated as the "Investor Directors" from time to time in a written notice delivered to the Company by the Majority Stockholder, provided that the right of the Majority Stockholder to designate any Investor Director shall terminate at such time as the Majority Stockholder shall cease to hold any common stock of the Company); (viii) provide in Article V, Section 1 that, if the Board of Directors designates an Executive Committee, the Executive Committee shall consist of no more than five members, two of which members shall be Investor Directors; (ix) provide in Article VII, Section 2 that special meetings of the Board of Directors may be called by any Investor Director; (x) provide in
Article VII, Section 3 that a quorum for the transaction of business at meetings of the Board of Directors requires both a majority of the members of the Board of Directors and at least one Investor Director to be present; (xi) provide in
Article VII, Section 4 that, at any meeting of the Board of Directors or any committee thereof, any Investor Director shall have the power to adjourn the meeting at any time (including prior to the taking of any action or vote at such meeting) for a period of no more than 50 days; (xii) provide in Article X that the Vice Chairman shall have such powers and perform such duties as shall be assigned to him by the Chief Executive Officer or the Board of Directors; and
(xiii) clarify in Article XI that the Bylaws of the Company may be altered, amended or repealed, and that new bylaws may be adopted, only by the
                                                         ----
stockholders holding a majority of the outstanding common stock of the Company.

     The Bylaw Amendments have the effect, among other things, of providing procedures to implement the Majority Stockholder's existing voting control with respect to the removal and filling of vacancies on the Board of Directors and of providing the Investor Directors with certain powers regarding the convening and adjourning of meetings of the Board of Directors and attendance at meetings of the Board of Directors, the Nominating Committee and the Executive Committee. The Bylaw Amendments also have the effect of providing additional procedures relating to the indemnification of directors and officers of the Corporation and the advancement of expenses to such persons in connection therewith. Additionally, the Bylaw Amendments confirm the Corporation's right to purchase insurance covering directors, officers, fiduciaries and agents of the Corporation and provide that the Corporation may indemnify its employees and agents from time to time as determined by the board of directors. The amendments to Article III of the Bylaws set forth new requirements for business to be conducted at the annual meeting of stockholders at the request of a stockholder of the Corporation, including the requirement that such stockholder give timely notice in proper written form to the Secretary of the Corporation as to each matter such stockholder proposes to bring before the annual meeting.

Certain of the directors and officers of the Company beneficially own substantial interests in the Majority Stockholder, and therefore may be deemed to have a substantial indirect interest in the adoption of the Bylaw Amendments and the other matters described herein which were approved by the Majority Stockholder by written consent in lieu of a meeting of stockholders.

                    STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

     The Company has 40,075,766 issued and outstanding shares of Common Stock as of October 6, 1997, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. The Majority Stockholder owns 29,090,909 shares, representing 72.6%, of all issued and outstanding shares of the Company's Common Stock. By written consent in lieu of a meeting, dated October 6, 1997, the Majority Stockholder approved the adoption and implementation of the Restated Certificate of Incorporation, which incorporates the Charter Amendments, and the Amended and Restated Bylaws, which incorporate the Bylaw Amendments (collectively, the "Amendments"), such consent to take effect 20 days following the mailing of this Information Statement. Such action by written consent is sufficient to satisfy the applicable requirements of Delaware law that any amendment of the Company's Certificate of Incorporation be approved by the stockholders and the requirements of the Company's Bylaws that amendment of the Bylaws be approved by the stockholders. Accordingly, the stockholders will not be asked to take further action on the Amendments at any future meeting.

     However, since stockholder approval of the Amendments was obtained by written consent rather than at a stockholders' meeting, the Exchange Act will not permit the Amendments to become effective until the expiration of 20 calendar days from the date hereof, which is the date this Information Statement is being mailed to shareholders. Upon the expiration of such 20 day period, the Company will file the Restated Certificate of Incorporation with the Delaware Secretary of State and the Charter Amendments will become effective on the date of such filing. Thereafter, each holder of record ("Holder") of one or more certificates representing shares of Common Stock shall be entitled to receive one or more certificates representing one share of Common Stock for each five shares of Common Stock held by the Holder upon the surrender of his or her old certificates(s) for cancellation, and cash in exchange for any fractional interests resulting from the conversion. The Company will provide notice to each holder of the procedures to follow to exchange their certificates and to receive cash for any fractional shares. The Bylaw Amendments will become effective automatically on the day which is 20 days from the date hereof.

     The Company believes that the Amendments will not have any adverse effect on its business and operations, and expects to continue such business and operations as they are currently being conducted.


STATEMENT REQUIRED BY 17 CFR 240.14C-5(C)

     The Company intends to release the Definitive Information Statement to shareholders on Monday, October 20, 1997.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.



Dated: October 6, 1997                  UC TELEVISION NETWORK CORP.


                                        By:  /s/ Jason Elkin
                                            -----------------------
                                            Jason Elkin, Chief Executive Officer
                                            and Chairman of the Board

                                                                     EXHIBIT A


                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        COLLEGE TELEVISION NETWORK, INC.


  1. (a) The present name of the corporation (hereinafter called the "Corporation") is College Television Network, Inc.

       (b) The name under which the Corporation was originally incorporated is Light Technologies, Inc., and the date of filing the original certificate of incorporation of the Corporation with the Secretary of State of the State of Delaware is August 17, 1989.

  2.   The certificate of incorporation of the Corporation is hereby amended by
(i) striking out Article FIRST thereof and by substituting in lieu therefor new Article FIRST which is set forth in the Restated Certificate of Incorporation hereinafter provided for, (ii) amending the par value of the Corporation's authorized common stock from $.001 to $.005 per share, as set forth in Article FOURTH of the Restated Certificate of Incorporation as hereinafter provided for, and (iii) striking out Article SEVENTH thereof and by substituting in lieu thereof new Article SEVENTH which is set forth in the Restated Certificate of Incorporation hereinafter provided for. The foregoing amendment to Article FOURTH reflects a reverse stock split of the Corporation's authorized common stock such that each five (5) of the previously issued shares of $.001 par value common stock shall be consolidated into one (1) share of common stock having a par value of $.005, with payment in cash to the registered holders of all resulting fractional issued shares of the fair value of the shares as of the effective date of such consolidation, which shall be the date this Restated Certificate of Incorporation is duly filed with the Secretary of State of the State of Delaware.

  3. The provisions of the certificate of incorporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of College Television Network, Inc., without any further amendment other than the amendment certified herein and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

  4. The amendment and restatement of the certificate of incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. Prompt written notice of the adoption of the amendment and of the restatement of the certificate of incorporation herein certified has been given to those stockholders who have not consented in writing thereto, as provided in Section 228 of the General Corporation Law of the State of Delaware.

  5. The certificate of incorporation of the Corporation, as amended and restated herein, shall at the effective time of this Restated Certificate of Incorporation, read as follows:

          "FIRST:  The name of the Corporation is College Television Network,
     Inc.

          SECOND: The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle. The name of its registered agent at such address is The Prentice Hall Corporation System, Inc.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the laws of the General Corporation Law of the State of Delaware.

          FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred and Two Million (102,000,000) shares, of which One Hundred Million (100,000,000) shares shall be Common Stock, par value $.005 per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value $.001 per share.

          The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each such series of Preferred Stock shall include, but not be limited to, determining the following:

          (a) the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

          (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

          (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

          (d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

          (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

          (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

          (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

          (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

          The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

          FIFTH: Unless required by law or determined by the Chairman of the meeting to be advisable, the vote by stockholders on any matter, including the election of directors, need not be by written ballot.

          SIXTH: The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, and to reclassify the same, and to amend, alter, change or repeal any provisions contained in the Certificate of Incorporation under which the Corporation is organized or in any amendment thereto, in the manner now or hereafter prescribed by law, and all rights conferred upon stockholders in said Certificate of Incorporation or any amendment thereto are granted subject to the aforementioned reservation.

          SEVENTH: The Bylaws of the Corporation may be altered, amended or repealed, and new Bylaws may be adopted, only by the stockholders holding a majority of the outstanding common stock of the Corporation.

          EIGHTH: All persons who the Corporation is empowered to indemnify pursuant to the provisions of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision or provisions of applicable law at the time in effect), shall be indemnified by the Corporation to the full extent permitted thereby. The foregoing right of indemnification shall not be deemed to be exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. No repeal or amendment of this Article EIGHTH shall adversely affect any rights of any person pursuant to this Article EIGHTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

          NINTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or amendment of this Article NINTH shall adversely affect any rights of any person pursuant to this Article NINTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment."

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Corporation, has executed this Restated Certificate of Incorporation this ____ day of __________, 1997.


                                 COLLEGE TELEVISION NETWORK, INC.

                                 By:
                                    -------------------------------------------
                                    Jason Elkin, Chief Executive Officer
                                    and Chairman of the Board

                                                                       EXHIBIT B


                        COLLEGE TELEVISION NETWORK, INC.

                              AMENDED AND RESTATED

                                    BY-LAWS

                                NOVEMBER 6, 1997


                                   ARTICLE I

OFFICES

     The location of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     The Corporation shall in addition to its registered office in the State of Delaware establish and maintain an office or offices at such place or places as the Board of Directors may from time to time find necessary or desirable.


                                   ARTICLE II

CORPORATE SEAL

     The corporate seal of the Corporation shall have inscribed thereon the name of the Corporation and may be in such form as the Board of Directors may determine. Such seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.


                                  ARTICLE III

MEETINGS OF STOCKHOLDERS

   1. All meetings of the stockholders shall be held at the registered office of the Corporation in the State of Delaware or at such other place as shall be determined from time to time by the Board of Directors.

   2. The annual meeting of stockholders shall be held on such day and at such time as may be determined from time to time by resolution of the Board of Directors, when the stockholders shall elect by plurality vote, a Board of Directors to hold office until the annual meeting of stockholders held next after their election and their successors are respectively elected and qualified or until their earlier resignation or removal. Any other proper business may be transacted at the annual meeting.

   3. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-Laws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting (except as otherwise provided by statute). At such adjourned meeting at which the requisite amount of voting stock shall be represented any business may be transacted which might have been transacted at the meeting as originally notified, provided a quorum is present.

  4. At all meetings of the stockholders each stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless such instrument provides for a longer period.

  5. At each meeting of the stockholders each stockholder shall have one vote for each share of capital stock having voting power, registered in his name on the books of the Corporation at the record date fixed in accordance with these By-Laws, or otherwise determined, with respect to such meeting. Except as otherwise expressly provided by statute, by the Certificate of Incorporation or by these By-Laws, all matters coming before any meeting of the stockholders shall be decided by the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote thereat, a quorum being present.

  6. Notice of each meeting of the stockholders shall be mailed to each stockholder entitled to vote thereat not less than 10 nor more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purposes for which the meeting is called.

  7. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman, Chief Executive Officer, Vice-Chairman or by the Board of Directors, and shall be called by the Secretary at the request in writing of stockholders owning a majority of the amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request by stockholders shall state the purpose or purposes of the proposed meeting.

  8. Business transacted at each special meeting shall be confined to the purpose or purposes stated in the notice of such meeting.

  9. The order of business at each meeting of stockholders shall be determined by the presiding officer.

 10. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any other duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Paragraph 10 and on the record date for the determination of stockholders entitled to vote at such annual meeting and
       (ii) complies with the notice procedures set forth in this Paragraph 10.

       In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

       To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

       To be in proper written form, a stockholder's notice to the Secretary must be set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

       No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Paragraph 10; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Paragraph 10 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare that the business was not properly brought before the meeting and such business shall not be transacted.

           11. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or, prior to the record date, entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any such other corporate action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

 12. Any action to be taken at any annual or special meeting of stockholders, or any action which may be taken at an annual special meeting of such stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such an action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this section to the Corporation, written consents signed by sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meeting of stockholders are recorded. Delivery to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at the meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consent signed by sufficient number of holders to take the action were delivered to the Corporation as provided above. In the event that the action which is consented to is such as would have required the filing of a certificate under the General Corporation Law of the State of Delaware, if such action had been voted on by stockholders at a meeting thereof, such certificate shall state, in lieu of any statement concerning any vote of stockholders, that written consent has been given in accordance with the General Corporation Law of the State of Delaware and the By-Laws of the Corporation.

                                   ARTICLE IV

DIRECTORS

     1. The business and affairs of the Corporation shall be managed under the direction of a Board of Directors, which may exercise all such powers and authority for and on behalf of the Corporation as shall be permitted by law, the Certificate of Incorporation and these By-Laws. Each of the directors shall hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.

     2. The Board of Directors may hold their meetings within or outside of the State of Delaware, at such place or places as it may from time to time determine.

     3. The Board of Directors as of the date of these Amended and Restated By-Laws shall consist of no more than eleven (11) directors. Any change in the number of directors comprising the Board of Directors shall be only by resolution or consent of the stockholders holding a majority of the outstanding common stock of the Corporation. In case of any such increase, the stockholders holding a majority of the outstanding common stock of the Corporation shall have power to elect each additional director(s) to hold office until the next meeting of stockholders relating to the election of the Board of Directors and until his successor is elected and qualified or his earlier resignation or removal. Any such decrease in the number of directors shall take effect at the time of such action by the stockholders holding a majority of the outstanding common stock of the Corporation only to the extent that vacancies then exist; to the extent that such decrease exceeds the number of such vacancies, the decrease shall not become effective, except as further vacancies may thereafter occur, until the time of and in connection with the election of directors at the next succeeding meeting of the stockholders.

     4. If the office of any director becomes vacant, by reason of death, resignation, disqualification, removal or otherwise, a majority of the directors then in office, although less than a quorum, may fill the vacancy by electing a successor who shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified or his earlier resignation or removal; provided, however, that any vacancy may only be filled by a candidate nominated by the Nominating Committee; provided further that if the Board receives written notice from the stockholders holding a majority of the outstanding common stock of the Corporation as to who they request as a new appointee, the stockholders shall fill such vacancy.

     5. Any director may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board, or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary.

     6. The directors of the Corporation shall hold office until their successors are elected and qualified, or until their earlier resignation or removal. Any Director may be at any time removed from office only by the stockholders holding a majority of the outstanding common stock of the Corporation, with or without cause.


                                   ARTICLE V

COMMITTEES OF DIRECTORS

     1. By resolutions adopted by a majority of the whole Board of Directors, the Board may designate an Executive Committee and one or more other committees and shall designate a Nominating Committee, each such committee to consist of three or more directors of the Corporation. The Nominating Committee shall consist of the Chairman of the Board and each of the Investor Directors. For purposes hereof, "Investor Directors" shall mean no more than two directors designated as the "Investor Directors" hereunder from time to time in a written notice delivered to the Corporation by U-C Holdings, L.L.C., a Delaware limited liability company ("Holdings"); provided that the right of Holdings to designate any Investor Director shall terminate at such time as Holdings shall cease to hold any common stock of the Corporation. The Executive Committee shall consist of no more than five
         (5) members, two of which members shall be Investor Directors, and the Executive Committee shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation (except as otherwise expressly limited by statute), including the power and authority to declare dividends and to authorize the issuance of stock, and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall have such of the powers and authority of the Board as may be provided from time to time in resolutions adopted by a majority of the whole Board.

     2. The requirements with respect to the manner in which the Executive Committee and each such other committee shall hold meetings and take actions shall be set forth in the resolutions of the Board of Directors designating the Executive Committee or such other committee.


                                   ARTICLE VI

COMPENSATION OF DIRECTORS

     The directors shall receive such compensation for their services as may be authorized by resolution of the Board of Directors, which compensation may include an annual fee and a fixed sum for expense of attendance at regular or special meetings of the Board or any committee thereof. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.


                                  ARTICLE VII

MEETINGS OF DIRECTORS; ACTION WITHOUT A MEETING

     1. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as may be determined from time to time by resolution of the Board, and a copy of such resolution has been sent to all directors at least twenty-four (24) hours prior to the next regular meeting.

     2. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, Vice Chairman or Chief Executive Officer of the Corporation or any two members of the Board of Directors or any Investor Director on at least 24 hours' notice to each director. Except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-Laws, the purpose or purposes of any such special meeting need not be stated in such notice, although the time and place of the meeting shall be stated.

     3. At all meetings of the Board of Directors, the presence in person of both (i) a majority of the members of the Board of Directors and (ii) at least one Investor Director shall be necessary and sufficient to constitute a quorum for the transaction of business, and, except as otherwise provided by statute, by the Certificate of Incorporation or by these By-Laws, if a quorum shall be present the act of a majority of the directors present shall be the act of the Board.

     4. At any meeting, of the Board of Directors or any committee thereof, any Investor Director shall have the power to adjourn the meeting at any time (including prior to the taking of any certain action or vote at such meeting) for a period of no more than fifty (50) days.

     5. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board or such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of committee. Any director may participate in a meeting of the Board, or any committee designated by the Board, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this sentence shall constitute presence in person at such meeting.


                                  ARTICLE VIII

OFFICERS

     1. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, President, Chief Operating Officer, one or more Vice Presidents, a Secretary, and a Treasurer. The Board may also choose a Chairman, one or more Vice Chairmen, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as it shall deem necessary. Any number of offices may be held by the same person.

     2. The salaries of all officers of the Corporation shall be fixed by the Board of Directors, or in such manner as the Board may prescribe.

     3. The officers of the Corporation shall hold office until their successors are elected and qualified, or until their earlier resignation or removal. Any officer may be at any time removed from office by the Board of Directors, with or without cause. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     4. Any officer may resign at any time by giving written notice of his resignation to the Board of Directors. Any such resignation shall take effect upon receipt thereof by the Board or at such later date as may be specified therein. Any such notice to the Board shall be addressed to it in care of the Secretary.

                                   ARTICLE IX

CHAIRMAN

     The Chairman shall be the chief executive officer of the Corporation, unless otherwise determined by the Board of Directors. Subject to the supervision and direction of the Board of Directors, he shall be responsible for managing the affairs of the Corporation. He shall have supervision and direction of all of the other officers of the Corporation and shall have the powers and duties usually and customarily associated with the office of chief executive officer. He shall preside at meetings of the stockholders and of the Board of Directors.


                                   ARTICLE X

VICE CHAIRMAN

     The Vice Chairman shall have such powers and perform such duties as shall be assigned to him(them) by the chief executive officer or the Board of Directors.


                                   ARTICLE XI

PRESIDENT

     The President shall have such powers and perform such duties as shall be assigned to him by the chief executive officer or the Board of Directors.


                                  ARTICLE XII
CHIEF OPERATING OFFICER

     The Chief Operating Officer shall have such powers and perform such duties as shall be assigned to him by the chief executive officer or the Board of Directors.


                                  ARTICLE XIII

VICE PRESIDENTS

     The Vice Presidents shall have such powers and duties as may be delegated to them by the chief executive officer.


                                  ARTICLE XIV

SECRETARY AND ASSISTANT SECRETARY

     1. The Secretary shall attend all meetings of the Board of Directors and of the stockholders, and shall record the minutes of all proceedings in a book to be kept for that purpose. He shall perform like duties for the committees of the Board when required.

     2. The Secretary shall give, or cause to be given, notice of meetings of the stockholders, of the Board of Directors and of the committees of the Board. He shall keep in safe custody the seal of the Corporation, and when authorized by the Chief Executive Officer, President, an Executive Vice President or a Vice President, shall affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. He shall have such other powers and duties as may be delegated to him by the Chief Executive Officer.

     3. The Assistant Secretary shall, in case of the absence of the Secretary, perform the duties and exercise the powers of the Secretary, and shall have such other powers and duties as may be delegated to them by the Chief Executive Officer.


                                   ARTICLE XV

TREASURER AND ASSISTANT TREASURER

     1. The Treasurer shall have the custody of the corporate funds and securities, and shall deposit or cause to be deposited under his direction all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or pursuant to authority granted by it. He shall render to the Chief Executive Officer and the Board whenever they may require it an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall have such other powers and duties as may be delegated to him by the Chief Executive Officer.

     2. The Assistant Treasurer shall, in case of the absence of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall have such other powers and duties as may be delegated to them by the Chief Executive Officer.


                                  ARTICLE XVI

CERTIFICATES OF STOCK

     The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the Chief Executive Officer, President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary.


                                  ARTICLE XVII

CHECKS

     All checks, drafts and other orders for the payment of money and all promissory notes and other evidences of indebtedness of the Corporation shall be signed by such officer or officers or such other person as may be designated by the Board of Directors or pursuant to authority granted by it.

                                 ARTICLE XVIII

FISCAL YEAR

     The fiscal year of the Corporation shall be as determined from time to time by resolution duly adopted by the Board of Directors.


                                  ARTICLE XIX

NOTICES AND WAIVERS

     1. Whenever by statute, by the Certificate of Incorporation or by these By-Laws it is provided that notice shall be given to any director or stockholder, such provision shall not be construed to require personal notice, but such notice may be given in writing, by mail, by depositing the same in the United States mail, postage prepaid, directed to such stockholder or director at his address as it appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus deposited. Notice of regular or special meetings of the Board of Directors may also be given to any director by telephone or by telex, telegraph or cable, and in the latter event the notice shall be deemed to be given at the time such notice, addressed to such director at the address hereinabove provided, is transmitted by telex (with confirmed answerback), or delivered to and accepted by an authorized telegraph or cable office.

     2. Whenever by statute, by the Certificate of Incorporation or by these By-Laws a notice is required to be given, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of any stockholder or director at any meeting thereof shall constitute a waiver of notice of such meeting by such stockholder or director, as the case may be, except as otherwise provided by statute.


                                   ARTICLE XX

INDEMNIFICATION

     1. All persons who the Corporation is empowered to indemnify pursuant to the provisions of Section 145 of the General Corporation Law of the State of Delaware (or any similar provision or provisions of applicable law at the time in effect) shall be indemnified by the Corporation to the full extent permitted thereby. The foregoing right of indemnification shall not be deemed to be exclusive of any other such rights to which those seeking indemnification from the Corporation may be entitled, including, but not limited to, any rights of indemnification to which they may be entitled pursuant to any agreement, insurance policy, other by-law or charter provision, vote of stockholders or directors, or otherwise. No repeal or amendment of this Article XX shall adversely affect any rights of any person pursuant to this Article XX which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

     2.  Any indemnification of a director or officer of the Corporation under
Section 1 of this Article XX or advance of expenses under Section 5 of this
Article XX shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article XX is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article XX shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standards of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     3. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this
Article XX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

     4. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article XX.

     5. Expenses incurred by any person described in Section 1 of this Article XX in defending a proceeding shall be paid by the Corporation in advance of such proceeding's final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     6. Persons who are not covered by the foregoing provisions of this Article XX and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the board of directors.

     7. The provisions of this Article XX shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article XX and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article XX or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

     8. For purposes of this Article XX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article XX with respect to the resulting of surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.


                                  ARTICLE XXI

ALTERATION OF BY-LAWS

     The By-Laws of the Corporation may be altered, amended or repealed, and new By-Laws may be adopted, only by the stockholders holding a majority of the outstanding common stock of the Corporation.